SECURITIES AND EXCHANGE COMMISSION

                    Washington D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (date of earliest event reported): February 25, 1997


                VECTOR AEROMOTIVE CORPORATION

    (Exact name of Registrant as specified in its charter)



     Nevada                      00-17303                33-0254334

  State of incorporation      Commission File Number Employer Identification No.


     975 Martin Avenue, Green Cove Springs, Florida 32043

  (Address of principal executive offices)                (Zip Code)


  Registrant's telephone number, including area code: (904) 529-0092


     7601 Centurion Parkway, Jacksonville, Florida 32256

    (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     On August 4, 1997, the Board of Directors of Registrant elected to fill vacancies the following three directors: W. R. Welty, Timothy J. Enright and David P. Kordek. These directors were nominated by American Dream International Limited ("American Dream"), a corporation organized under the laws of the Bahamas, formerly known as Tradelink International Limited. See
  Item 5 below.  American Dream is controlled by W. R. Welty.

     Registrant currently has outstanding 53,609,387 shares of common stock. Registrant believes that V'Power Corporation owns beneficially and of record 37,333,333 shares of common stock of Registrant, or approximately
  70% of the shares of common stock outstanding. V'Power Corporation has effectively transferred control of Registrant to American Dream in the transactions described below in Item 5. If American Dream were to exercise its option to purchase common stock from Registrant, it would own
  60,000,000 shares of common stock of Registrant, or approximately 53% of the common stock then outstanding. American Dream also has certain rights to purchase the common stock of Registrant owned by V'Power Corporation. V'Power Corporation has agreed to vote its shares for the election of directors
  nominated or designated by American Dream in connection with the transactions described in Item 5 below.


                          APPENDIX A
                         TO FORM 8-K


                   CERTAIN STOCK OWNERSHIP


                        Title of Class
                           Name and
                          address of
                       beneficial owner
                          Amount and
  nature of beneficial
                          ownership
                       Percent of class


                         Common Stock
  American Dream
  International Limited
  1556 Lakeway Dr.
  Orange Park, FL
  32073
                        60,000,000 (1)
                           53% (1)


                         Common Stock
  V'Power
  Corporation
  Sandringham House
  82 Shirley Street
  Nassau, New
  Providence
  The Bahamas
                          37,333,333
                            owned
                             70%





               OWNERSHIP OF CERTAIN MANAGEMENT


                        Title of Class
                            Name of
                       beneficial owner
                          Amount and
                     nature of beneficial
                          ownership
                       Percent of class


                         Common Stock
  W. L. Welty

                      60,000,000 (1)(2)
          81,556
                           53% (1)
        less than 1%




  (1) Option to purchase only, percent assumes purchase

  (2) Shares attributable through American Dream International Limited


  Item 5. Other Events.

     American Dream International Limited ("American Dream"), a corporation organized under the laws of the Bahamas, formerly known as Tradelink International Limited, has entered into agreements dated July 22, 1997, with Registrant that also involved V'Power Corporation ("V'Power"), Automobili Lamborghini S.p.A. ("ALSPA") and Automobili Lamborghini U.S.A., Inc ("ALUSA"). The agreements are attached to this filing. The agreements relate to loans by American Dream to Registrant and options provided to American Dream to purchase Common Stock of Registrant. V'Power owns a majority of the shares of common stock of Registrant currently outstanding. ALSPA makes the engine and transmission for the Vector cars and was owed prior to the transaction approximately $847,229.22 by Registrant, $423,118.22 of which was assigned to V'Power and canceled as part of the license of certain technology by Registrant to V'Power. ALUSA was owed prior to the transaction approximately $568,577.40 by Registrant. ALSPA and ALUSA are affiliates of V'Power.

     American Dream has entered into a Loan and Security Agreement dated
  July 22, 1997, under which American Dream has agreed on a discretionary basis to make two loans to Registrant. One loan is a line of credit in the amount of $1,250,000 that converts to a ten-year term loan upon full funding. The second loan is a line of credit in the amount of $2,500,000 commencing on the full funding of the first loan. Each loan is payable on demand, except the first loan becomes payable in monthly installments upon conversion to a term loan. The loans are secured by all of the assets of Registrant.

     Registrant has granted American Dream an option to purchase
  60,000,000 share of Common Stock for a total purchase price of $1,250,000. The option may be exercised for a period commencing July 22, 1997, and ending thirty (30) days after the full funding of the line of credit in the amount of $1,250,000 described above. American Dream also has been granted registration rights for the shares purchased.
  In addition, V'Power has granted to American Dream an option to purchase all of its shares at a price to be determined upon the market price of the Common Stock at the time of purchase.

     In connection with these transactions, ALSPA has agreed to convert its indebtedness into 4,241 shares of Preferred Stock of Registrant. Similarly, ALUSA has agreed to convert its indebtedness into 5,686 shares of Preferred Stock of Registrant. Each share of Preferred Stock is issued for $100. The Preferred Stock has certain mandatory redemption provisions calling for redemption payments over a 19 month period. The dividend rate on the Preferred Stock is based upon the London Interbank Offered Rates.

     The Board of Directors of Registrant appointed to fill vacancies three
  individuals designated by American Dream.   Those individuals were W. R.
  Welty, Timothy J. Enright and David P.  Kordek.  American Dream and
  V'Power have agreed that V'Power will vote its shares for these or other nominees of American Dream until such time as American Dream declines to make any discretionary funding under the lines of credit specified above or, upon exercise by American Dream of its option to purchase 60,000,000 shares, for a period of ten years. In addition, American Dream and V'Power have certain limitation on their rights to sell their shares of Common Stock of Registrant. Finally, Registrant has granted to V'Power a perpetual non-exclusive license to use certain technology of Registrant.
  The license was granted in exchange for debt cancellation and cash in the aggregate amount of $500,000.

     On August 4, 1997, Timothy J. Enright was elected Chief Operating Officer and Secretary of Registrant.

  Item 6. Resignation of Registrant's Directors.

     Effective February 25, 1997, Richard J. Aprahamian resigned as a director of Registrant.

     Effective February 25, 1997, George J. Fencl resigned as a director of Registrant.

     Effective July 23, 1997, Sudjaswin E.L. resigned as a director of
  Registrant.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date:   September 10, 1997

  VECTOR AEROMOTIVE CORPORATION

      /s/       Timothy J. Enright
  Timothy J. Enright
  Chief Operating Officer and Secretary